Commitments and Contingencies	3 Months Ended
Mar. 31, 2020
Commitments and Contingencies
Commitments and Contingencies

17. Commitments and Contingencies

From time to time, the Company is involved in various legal actions related to its business, some of which are class actions lawsuits. Management does not believe, based on currently available information, that contingencies related to any pending or threatened legal matter will have a material adverse effect on the Company’s Consolidated Financial Statements, although a contingency could be material to the Company’s results of operations or cash flows for a particular period depending on the results of operations and cash flows for such period. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources, and other factors.

On February 7, 2020, a purported class action complaint was filed by a purported holder of the Company’s warrants, in the Court of Chancery of the State of Delaware against the Company and MUDS. The complaint seeks a declaratory judgment that the MUDS transaction constitutes a “Fundamental Change” under the terms of the Hycroft Warrant Agreement and thereby requiring that the Company warrants be assumed by MUDS as part of the MUDS transactions, in addition to asserting claims for (i) breach or anticipatory breach of contract against the Company, (ii) breach or anticipatory breach of the implied covenant of good faith and fair dealing against the Company, and (iii) tortious interference with contractual relations against MUDS. The complaint seeks unspecified money damages and also seeks an injunction enjoining the Company and MUDS from consummating the MUDS transactions. On February 26, 2020, MUDS and Hycroft entered into an amendment to the Purchase Agreement whereby the Company’s liabilities and obligations under the Hycroft Warrant Agreement shall be included as a Parent Assumed Liability under the Purchase Agreement. On March 27, 2020, MUDS and Hycroft filed motions to dismiss the complaint. On May 15, 2020, a hearing was held and the complaint was dismissed with prejudice. On May 21, 2020, Plaintiff filed a motion to alter or amend the Court’s order in order to retain jurisdiction in order to file application for a mootness fee, to which MUDS and Hycroft, while disputing factual assertions and characterizations, did not oppose.

Financial commitments not recorded in the Consolidated Financial Statements

Net profit royalty

A portion of the Hycroft Mine is subject to a mining lease that requires a 4% net profit royalty be paid to the owner of certain patented and unpatented mining claims. The mining lease also requires an annual advance payment of $120,000 every year mining occurs on the leased claims. All advance annual payments are credited against the future payments due under the 4% net profit royalty. The total payments due under the mining lease are capped at $7.6 million, of which the Company has paid $2.6 million through March 31, 2020.

Transaction bonus plan

The Company has entered into a bonus plan whereby, upon completion of the MUDS transaction or certain other transformative transactions as defined in the plan, the Company will be obligated to pay certain senior level employees a total of $5.9 million.